Rule 497(e)

File Nos. 333-147743 and 811-08183

SCHWAB ONESOURCE VARIABLE ANNUITY

A flexible premium variable annuity

Issued by

Great-West Life & Annuity Insurance Company of New York

Supplement dated July 15, 2020 to the Prospectus and

Statement of Additional Information ("SAI") dated May 1, 2019

This Supplement amends certain information contained in the Prospectus and SAI dated May 1, 2019.

Effective immediately, the following funds have been renamed and all references to the old names in the Prospectus and SAI are hereby deleted and replaced with the new names:

Old Name	New Name

Federated Fund for U.S. Government Securities II	Federated Hermes Fund for U.S. Government Securities II

Janus Henderson Global Technology Portfolio	Janus Henderson Global Technology and Innovation Portfolio

Third Avenue Value Portfolio	Third Avenue FFI Strategies Portfolio

VanEck VIP Unconstrained Emerging Markets Bond Fund	VanEck VIP Emerging Markets Bond Fund

If you have any questions regarding this Supplement, please call the Retirement Resource Operations Center toll-free at (800) 838-0650, or write to the Retirement Resource Operations Center at P.O. Box 173920, Denver, CO 80217-3920.

This Supplement must be accompanied by, or read in conjunction with, the current Prospectus dated May 1, 2019.

Please read this Supplement carefully and retain it for future reference.